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OILSANDS QUEST INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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OILSANDS QUEST INC.
205, 707 - 7th Avenue S.W.
Calgary, AB, Canada T2P 3H6
August 29, 2007
To Our Shareholders:
You are cordially invited to the Annual Meeting of Shareholders (the “Meeting”) of Oilsands Quest Inc. to be held at The Metropolitan Conference Centre, Strand/Tivoli Room, 333 — 4th Avenue SW, Calgary, Alberta, Canada T2P 0H9 on Wednesday, October 17, 2007 at 3:00 p.m. local time.
The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.
We are pleased that we are one of the first companies to take advantage of the new Securities and Exchange Commission rules allowing issuers to furnish proxy materials over the Internet. Please read the proxy statement for more information on this alternative, which we believe will allow us to provide our shareholders with the information they need while lowering the costs of delivery.
Whether or not you are able to attend the annual meeting in person, it is important that your shares be represented. We have provided instructions on each of the alternative voting methods in the accompanying proxy statement. Please vote as soon as possible.
Sincerely,

T. Murray Wilson, Executive Chairman
Christopher H. Hopkins, President and Chief Executive Officer

OILSANDS QUEST INC.
205, 707 - 7th Avenue S.W.
Calgary, AB, Canada T2P 3H6
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 17, 2007
August 29, 2007
To the Shareholders of Oilsands Quest Inc.:
The Annual Meeting of Shareholders (the “Meeting”) of Oilsands Quest Inc., a Colorado corporation (the “Company”) will be held at The Metropolitan Conference Centre, Strand/Tivoli Room, 333 — 4th Avenue SW, Calgary, Alberta, Canada T2P 0H9 on Wednesday, October 17, 2007 at 3:00 p.m. local time, for the purpose of considering and voting upon proposals to:
1.	Elect two Class C directors to serve a three year term until the 2010 annual meeting or until their successors are elected and qualified.

2.	Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.
The Board of Directors is not aware of any other business to come before the Meeting. The record date for the Meeting is the close of business on August 17, 2007. Only shareholders of record at the close of business on that date may vote at the Meeting or any adjournments thereof.
By Order of the Board of Directors,
T. Murray Wilson, Executive Chairman
Christopher H. Hopkins, President and Chief Executive Officer
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE ON THE INTERNET AS INSTRUCTED IN THESE MATERIALS OR, IF THIS PROXY STATEMENT WAS MAILED TO YOU, COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD OR VOTE ON THE INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE HAS BEEN PROVIDED WITH THE PROXY CARD. EVEN IF YOU HAVE VOTED, YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

OILSANDS QUEST INC.
205, 707 - 7th Avenue S.W.
Calgary, AB, Canada T2P 3H6
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 17, 2007
August 29, 2007
To Our Shareholders:
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Oilsands Quest Inc. (the “Company”) of proxies to be used at the Annual Meeting of Shareholders (the “Meeting”) to be held at The Metropolitan Conference Centre, Strand/Tivoli Room, 333 — 4th Avenue SW, Calgary, Alberta, Canada T2P 0H9 on Wednesday, October 17, 2007, at 3:00 p.m. local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement, the accompanying proxy card, the Company’s Annual Report on Form 10-KSB for the year ended April 30, 2007 (“Annual Report”), including financial statements, and the Notice of Annual Meeting of Shareholders (collectively, the “Proxy Materials”) are first being provided to shareholders beginning on or about August 29, 2007. A notice of the internet availability of the proxy materials (“Notice”) will be mailed to certain shareholders on or about August 29, 2007.
GENERAL INFORMATION
Solicitation
The enclosed proxy is being solicited by the Company’s Board of Directors. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required
Holders of shares of Oilsands Quest Inc. common stock (the “Common Stock”) and the Series B Preferred Stock, at the close of business on Friday, August 17, 2007 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. On the Record Date, 184,847,273 shares of Common Stock and one share of Series B Preferred Stock were outstanding. Holders of Common Stock are entitled to one vote per share. The holder of the Series B Preferred Stock is entitled to 31,018,609 votes, which equals the number of Exchangeable Shares of Oilsands Quest Sask Inc. (“OQI Sask”), the Company’s subsidiary, outstanding as of August 17, 2007. The total voting power combined for the holders of Common Stock and the Series B Preferred Stock is 215,865,882.
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the shares outstanding (consisting of shares of Common Stock and one share of Series B Preferred Stock) as of the Record Date are present at the Meeting or represented by proxy. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.
As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.
The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.
In accordance with rules and regulations recently adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each shareholder of record, the Company may now furnish proxy materials to our shareholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, not including a proxy card, you should follow the instructions for requesting such materials included in the Notice.
If you are a shareholder of record, you may vote in person at the Meeting. We will give you a ballot when you arrive. If you do not wish to vote in person or you will not be attending the Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card or vote by proxy on the Internet. If you received a Notice by mail, you may vote by proxy over the Internet. The procedures for voting by proxy are as follows:
•	To vote by proxy on the Internet, go to http://www.proxyvote.com to complete an electronic proxy card.

•
To vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided. The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

We provide Internet proxy voting to you as a shareholder to vote your shares on-line. The Internet proxy voting procedures have been designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on October 16, 2007 to be counted. Shares of Common Stock and Series B Preferred Stock represented by all properly executed proxies received will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock and Series B Preferred Stock represented by such proxy will be voted “FOR” the slate of Class C directors described herein. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters are properly presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock and Series B Preferred Stock represented by such proxy are entitled to vote.
SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The number of shares outstanding of the Company’s Common Stock at Thursday August 17, 2007, was 184,847,273 . To the knowledge of the Directors and Executive Officers of the Company, as of August 17, 2007, there are no persons and/or companies (other than certain of the Directors and Executive Officers of the Company as provided below) who or which beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to all outstanding shares of the Company, other than as set forth below.
Security Ownership of Management
The following table sets forth the beneficial ownership of the Company’s Common Stock as of August 17, 2007 by each Director, each Named Executive Officer of the Company, and by all Directors and Executive Officers as a group.

Name and Address		Amount and Nature of	Percent of
of Beneficial Owner	Position	Beneficial Ownership	Common stock

T. Murray Wilson 205, 707-7th Avenue S.W., Calgary, AB CANADA T2P 3H6	Executive Chairman and Chairman of the Board	3,341,800(2)	1.8%

Ronald Phillips 205, 707-7th Avenue S.W., Calgary, AB CANADA T2P 3H6	Director	1,810,500(3)	*

Christopher H. Hopkins 205, 707-7th Avenue S.W., Calgary, AB CANADA T2P 3H6	Chief Executive Officer, President and Director	21,385,965(4)	10%

Karim Hirji 205, 707-7th Avenue S.W., Calgary, AB CANADA T2P 3H6	Chief Financial Officer	5,874,833(5)	3.2%

Thomas Milne 205, 707-7th Avenue S.W., Calgary, AB CANADA T2P 3H6	Director	2,556,500(6),(7)	1.4%

William Scott Thompson 205, 707-7th Avenue S.W., Calgary, AB CANADA T2P 3H6	Director	2,645,000(8)	1.4%

Gordon Tallman 205, 707-7th Avenue S.W., Calgary, AB CANADA T2P 3H6	Director	187,500(9)	*

Errin Kimball 205, 707-7th Avenue S.W., Calgary, AB CANADA T2P 3H6	Vice President, Exploration	3,748,733(10)	1.6%

Pamela Wallin 205, 707-7th Avenue S.W., Calgary, AB CANADA T2P 3H6	Director	37,500(11)	*

All directors, executive officers and named executive officers as a group (10 persons)	—	41,864,206(12)	18%

*	Indicates less than one percent.

(1)
The amounts and percentages in these columns may include Exchangeable Shares and options to purchase Exchangeable Shares (discussed further below) that were issued by OQI Sask in exchange for OQI Sask common stock and stock options pursuant to that certain Reorganization Agreement dated June 9, 2006 (the transactions contemplated in the Reorganization Agreement were consummated on August 14, 2006 and the closing under that Agreement is referred to as the “Reorganization”). Each Exchangeable Share (or exercised option) is convertible into one share of the Company’s common stock and the expiration date of each Exchangeable Share is August 14, 2013 (unless stock options to purchase Exchangeable Shares have an earlier expiration date). The information related to stock options to purchase Exchangeable Shares owned by each director, executive officer and each named executive officer, if any, is disclosed in the respective footnotes to the Amount and Nature of Beneficial Ownership.

(2)	Includes vested options to purchase 3,325,000 shares of Common Stock. This number does not include unvested options to purchase 1,975,000 shares of the Company’s common stock.

(3)
Includes: (i) vested options to purchase 587,500 shares of Common Stock; (ii) 400,000 shares of Common Stock owned by DKR Saturn Event Holding Fund, Ltd., of which Mr. Phillips is the manager; and (iii) options to acquire 823,000 Exchangeable Shares. This number does not include unvested options to purchase 262,500 shares of Common Stock.

(4)
Includes: (i) 20,808,183 Exchangeable Shares and options to acquire Exchangeable Shares acquired under the Reorganization Agreement; (ii) 337,500 vested options to acquire the Company’s common stock; (iii) 17,266 shares of the Company’s common stock owned by Mr. Hopkins’ spouse; and (iv) 205,750 Exchangeable Shares owned by Mr. Hopkins’ spouse. The number of shares beneficially owned by Mr. Hopkins does not include (i) unvested options to acquire 548,667 Exchangeable Shares; and (ii) unvested options to purchase 1,012,500 shares of the Company’s common stock

(5)
Includes: (i) 5,623,833 Exchangeable Shares and vested options to acquire Exchangeable Shares; and (ii) vested options to purchase 250,000 shares of the Company’s common stock. This number does not include (i) unvested options to acquire 548,667 Exchangeable Shares; and (ii) unvested options to purchase 750,000 shares of the Company’s common stock.

(6)
Excludes: (i) 16,800 shares of the Company’s common stock owned by Mr. Milne’s affiliate Precise Details, Inc.; (ii) 188,050 Exchangeable Shares acquired by Mr. Milne’s spouse pursuant to the Reorganization Agreement. Mr. Milne disclaims investment and voting control of these securities.

(7)
Includes: (i) 2,469,000 Exchangeable Shares and options to acquire Exchangeable Shares acquired pursuant to the Reorganization Agreement; and (ii) vested options to purchase 87,500 shares of the Company’s common stock. This number does not include unvested options to purchase 262,500 shares of the Company’s common stock.

(8)
Includes: (i) 500,000 shares of the Company’s common stock held by the WLT Reification Trust for the Benefit of William Scott Thompson; (ii) vested options to acquire 2,057,500 Exchangeable Shares; and (iii) vested options to purchase 87,500 shares of the Company’s common stock. This number does not include unvested options to purchase 262,500 shares of the Company’s common stock.

(9)	Includes vested options to purchase 87,500 shares of the Company’s common stock. This number does not include unvested options to purchase 262,500 shares of the Company’s common stock.

(10)
Includes: (i) 2,743,333 Exchangeable Shares and options to acquire Exchangeable Shares acquired pursuant to the Reorganization Agreement; and (ii) vested options to purchase 175,000 shares of the Company’s common stock. The number of shares beneficially owned by Mr. Kimball does not include (i) unvested options to acquire 548,667 Exchangeable Shares; and (ii) unvested options to purchase 525,000 shares of the Company’s common stock.

(11)	Includes vested options to purchase 37,500 shares of the Company’s common stock. This number does not include unvested options to purchase 112,500 shares of the Company’s common stock.

(12)	Includes: (i) securities as reflected in footnotes 2 to 11, and (ii) securities beneficially owned by Erdal Yildirim, Executive Vice President, Project Development.
Change in Control
None.

MANAGEMENT
Executive officers of the Company are elected by the Board of Directors, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. The Company’s Class A directors will serve until the annual meeting in 2009, the Class B directors until the annual meeting in 2008, and the Class C directors until the annual meeting in 2007, or each until their successors are duly elected or appointed or until their earlier death, resignation or removal. After the respective annual meetings in 2007, 2008 and 2009, each term for directors will be three years. There are no family relationships among any of the directors and executive officers of the Company. Except as follows, none of the executive officers or directors have been involved in any legal proceedings during the past five years. As has been disclosed in recent press articles, a class action lawsuit was filed on July 20, 2007 in the Ontario Superior Court against CV Technologies Inc. (TSX:CVQ) and certain of its directors and officers, including Gordon Tallman. Mr. Tallman, a director of the Company, serves as Chairman of the Board of CV Technologies Inc. None of the defendants have been served and the matters raised in the claim are unproven allegations at this stage and the Company has been advised that the defendants intend to vigorously defend against the claim. Leave of the Ontario Court has not been granted for the claim to proceed as a class action nor has leave been granted to proceed as a secondary market securities class action. The plaintiffs will be required to obtain certification from the Ontario Court before any action is allowed to proceed.
The following table sets forth the names and ages of all executive officers and directors and the positions and offices that each person holds with the Company as of August 17, 2007:

Name	Age	Position

T. Murray Wilson	55	Executive Chairman and Class B Director

Christopher H. Hopkins	53	President, Chief Executive Officer and Class A Director

Karim Hirji	44	Chief Financial Officer

Errin Kimball	38	Vice President-Exploration

Erdal Yildirim	70	Executive Vice President-Project Development

Ronald Phillips*	41	Class C Director

Thomas Milne*	60	Class B Director

Gordon Tallman*	65	Class A Director

W. Scott Thompson	58	Class C Director

Pamela Wallin*	54	Class A Director

*
Messrs. Phillips, Milne and Tallman, and Ms. Wallin are each “independent” as that term is defined in Section 121A of the American Stock Exchange listing standards and in Item 407(a) of Regulation S-K.

T. Murray Wilson has been Chairman of the Board since May 1, 2006 and Executive Chairman from August 14, 2006 to present. Mr. Wilson was former President, former Chief Executive Officer, and former Chief Financial Officer from May 1, 2006 until August 14, 2006. Mr. Wilson is also a member of the Company’s Resources and Reserves Committee. Mr. Wilson served as Chairman and Managing Partner of Stanway Capital Partners from 2001 to present; and from 1997 to 2001, worked for TD Securities, Inc. as Managing Director and Global Head of Oil & Gas, Head of Investment Banking and Corporate Banking for Alberta, and Vice Chairman of TD Securities International, London. Prior to that Mr. Wilson was VP & Director of RBC Dominion Securities London responsible for the firm’s international and Canadian-transborder practice in energy and mining. Mr. Wilson held numerous senior positions with Royal Bank of Canada Group over a 17 year period from 1980. Prior to his investment banking career Mr. Wilson was an executive professional in technical and economic areas with Imperial Oil Limited (Esso/Exxon). Mr. Wilson has been involved in various oil sands projects, both in-situ and mining, from either a technical or financial perspective over the past 30 years. Mr. Wilson holds a Masters Degree in Business from the Sloan School, M.I.T., a Masters in Engineering from the University of Manitoba (National Research Council Scholar), and a B.Sc. in Chemical Engineering (1st Class Honours — B.E.C. Joyce Medal) from Queen’s University. Mr. Wilson is on the board, amongst others, of the Alberta’s Children’s Hospital Foundation and chairs its Corporate Governance Committee.
Christopher H. Hopkins has been president, Chief Executive Officer and a director since August 14, 2006, and President, Chief Executive Officer and a director of Oilsands Quest Sask Inc., a subsidiary of the Company since November 10, 2004. Mr. Hopkins was Executive Vice President of Synenco Energy Inc. (“Synenco”), an oil sands exploration company, from October 1999 to September 2004 and a director of Synenco from October 1999 until August 2003. He was also a founder, director and Vice President, Finance of Thunder Road Resources Ltd., a private oil and gas production company, from June 1996 to June 2000. Mr. Hopkins is a management professional and businessman with 25 years of Canadian and international energy and mining experience. He has held executive positions in corporate planning and business development with Suncor Inc.’s Oil Sands Group, Pembina Corporation and Amoco Canada and has additional management experience in environmental control and regulatory affairs in the resource industry. Mr. Hopkins holds a B.Sc. (Chemistry and Biology) from Carleton University and a MBA from Queen’s University. Mr. Hopkins also serves as President and a director of Added Capital Corp., a capital pool company.
Karim Hirji has been Chief Financial Officer of the Company since August 14, 2006, and Chief Financial Officer of Oilsands Quest Sask Inc., since November 10, 2004. Mr. Hirji was Vice President Finance and Chief Financial Officer of Synenco from November 2001 to June 2004. Mr. Hirji was Vice President Finance and Chief Financial Officer of Anadime Corporation, a public oilfield services company, from September 2000 to October 2001, Manager of Financial Reporting at Enbridge Inc. from January 2000 to April 2000 and Corporate Controller from 1999 to January 2000 and Assistant Corporate Controller from 1997 to 1999 of AGRA Inc., a public engineering company. Mr. Hirji brings to the Company over 20 years of experience in financial management, including significant treasury, project management and corporate finance skills. Mr. Hirji received his B.Comm from the University of Calgary and CA while articling with Deloitte & Touche LLP. Mr. Hirji also serves as a director of Added Capital Corp., a capital pool company.

Errin Kimball has been Vice President, Exploration of the Company since August 14, 2006, and Vice President, Exploration of Oilsands Quest Sask Inc. since July 2005. From January 2002 until June 2005, Mr. Kimball was Chief Geologist at Synenco. He was also a geological consultant for Synenco from its formation in 1999 until he assumed his staff position in 2002. Mr. Kimball’s career has been balanced with successful exploration for various mineral exploration companies along with working with the Alberta Geological Survey (Alberta Energy and Utilities Board) as an Aggregate and Industrial Minerals Geologist.
Erdal Yildirim has been Executive Vice President, Project Development since October 2, 2006. From 1998 to 2006 Dr. Yildirim was the President and CEO of S&T International, Inc., a private company engaged in the oil sands exploration and development business. From 2002 through 2005 Dr. Yildirim was also employed as a Senior Vice President Engineering and Technology with Synenco. From 1983 to 1998 he served as Division Vice President for Nexen Inc. He was the founder of the National Task Force on oil sands strategies and served as its chairman from 1993 to 1996. Dr. Yildirim received his Doctor of Engineering Science degree at Columbia University School of Engineering in 1971 in New York. He holds more than one dozen patents on oil sands technologies.
Ronald Phillips has been a director of the Company since February 2006 and is the Chair of the Company’s Compensation Committee and a member of the Audit, Resources and Reserves and Governance and Nominating Committees. Mr. Phillips is a former director of Oilsands Quest Sask Inc. from May 2006 to August 2006. He is a managing member of Saturn Capital Management LLC and the Portfolio Manager for the DKR Saturn Event Driven Program from July 2002 to present. DKR Saturn Event Driven is an $80 million hedge fund affiliated with DKR Capital Inc., located in Stamford, Connecticut. Mr. Phillips is also a director of Admiral Bay Resources, Inc., a coal bed methane company incorporated in British Columbia and traded on the Toronto Stock Exchange.
Thomas Milne has been a director of the Company since August 14, 2006 and a director of Oilsands Quest Sask Inc. since November 2004. Mr. Milne is the Chair of the Company’s Audit Committee and a member of the Compensation, Resources and Reserves and Governance and Nominating Committees. Mr. Milne is a principal of NEX Industries, a boutique merchant banking partnership specializing in advisory and transaction services, governance, succession, strategic planning and financing. He has had an extensive career in international finance as director, chief financial officer and treasurer of major public corporations in the energy and technology sectors and as an investment banker and foreign exchange trader in a major Canadian bank. From April 2000 to April 2005, Mr. Milne was the Chief Financial Officer of Big Sky Energy Corp., and from September 2002 to February 2004, Mr. Milne was a Senior Partner of Meyers, Norris, Penney LLP. Mr. Milne has also served as a director for the following public companies: Big Sky Energy Corp., Calcite Inc., Go Sports Entertainment, Inc., NX Capital Corp., Added Capital Corp., and Longview Petroleum Corp.

Gordon Tallman has been a director of the Company since August 14, 2006 and is Chair of the Governance and Nominating Committee. Mr. Tallman is also a member of the Company’s Audit, Resources and Reserves and Compensation Committees. Mr. Tallman retired as the Senior Vice-President, Royal Bank of Canada, and head of the complete Prairies Region of Canada — Alberta, Saskatchewan and Manitoba, after a banking career spanning 42 years. Mr. Tallman is a member of the Board of Directors/Trustees of Big Rock Brewery Income Trust, ECL Group of Companies Ltd., Investment Saskatchewan Inc. and PFB Corporation. He is Chairman of the Board of CV Technologies, Inc. and Chairman of the Board of Trustees of Enbridge Income Fund. He has also served on the Boards of Canadian Utilities Ltd., Calgary and Gwich’n Development Corporation, Inuvik, NWT. Mr. Tallman is a graduate of the Institute of Corporate Directors — Corporate Governance College.
W. Scott Thompson has been a director of the Company from August 14, 2006 to April 30, 2007, and from June 28, 2007 to present. Mr. Thompson is the Chair of the Company’s Resources and Reserves Committee. Mr. Thompson was a former director of Oilsands Quest Sask Inc. from June 2005 to August 2006. Mr. Thompson has over 25 years of experience in the oil and gas industry. He has been President and a director of Clear Creek Oil & Gas, Inc., a natural gas exploration company, since November 2000. From March 2005 to present, Mr. Thompson has acted as Secretary/Treasurer and director of Forster Drilling Corporation, which builds land drilling rigs and provides contract drilling services to oil and gas exploration and production companies. From May 2005 to present, Mr. Thompson has been President and director of Harris-Forbes, Inc., an investment banking company to the energy sector. Since 1998, Mr. Thompson has been the president and a director of Process Technology Systems, Inc. Mr. Thompson was president and a director of Eurotrade Financial, Inc., an investment banking company, from June 1993 to May 2005.
Pamela Wallin has been a director of the Company since June 28, 2007 and a member of the Company’s Resources and Reserves and Governance and Nominating Committees. Since August 2006 Ms. Wallin has served as the Senior Advisor to the President of the Americas Society and the Council of the Americas in New York. In Canada, she serves on several corporate boards, including CTV globemedia, Canada’s premier multimedia company with ownership in CTV and the Globe and Mail; and on the board of Gluskin Sheff + Associates, an investment and wealth management firm. Ms. Wallin is a member of a special Advisory Board for BMO Harris Bank. Ms. Wallin is the Chancellor of the University of Guelph in Ontario. In July 2006 Ms. Wallin completed her four-year term as Consul General of Canada in New York. She was appointed to the prestigious post in 2002. From 1995 to 2002, Ms. Wallin served as President and CEO of PWP, Inc., a privately held media production company, and Ms. Wallin completed the Harvard Business School Executive Education, Corporate Governance Series — Making Corporate Boards More Effective course in 2006.
Transactions with Related Persons
As of the Company’s last fiscal year, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction, or in any proposed transaction, which has materially affected or will affect the Company.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and persons who beneficially own more than 10% of the Company’s outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission (“SEC”). Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company’s year ended April 30, 2007, and as of August 17, 2007 there were no directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5, other than Errin Kimball (as to one transaction reported on a Form 4), and Thomas Milne (as to one transaction reported on a Form 4).
Independence of the Board of Directors
Thomas Milne, Ronald Philips, Gordon Tallman and Pamela Wallin are all independent directors. Mr. Phillips is currently a nominee for re-election as a director. The Company defines “independent” as that term is defined in Section 121A of the American Stock Exchange listing standards and in Item 407(a) of Regulation S-K. Messrs. Phillips, Milne, and Tallman, and Ms. Wallin qualify as independent and none has any material relationship with the Company that might interfere with his exercise of independent judgment. These four directors are also “independent” within the meaning of Multi-lateral Instrument 52-110 promulgated by the Canadian Securities Administrators.
The three remaining directors, Scott Thompson, Chris Hopkins, and T. Murray Wilson are not independent. Messrs. Hopkins and Wilson are members of the Company’s senior executive and Mr. Thompson worked as a consultant to the Company within the past three years.
Board of Directors, General
Mr. Wilson is the Executive Chairman of the Board. Mr. Milne acts as a lead independent director. The Board of Directors, in conjunction with the Governance and Nominating Committee and with management, has developed broad terms of reference from Mr. Milne, which include working with management to monitor and influence strategic management and shareholder and other party relations. Mr. Tallman, Mr. Milne, and as appropriate the Executive Chairman, ensures the Board of Directors is organized and functions effectively.
The Board of Directors does not yet have a formalized mandate. However, mandates or charters are in place for each of the Committees and, with the exception of the mandate for the Resources and Reserves Committee, are each available on the Company’s website. The Board of Directors has adopted a written Code of Ethics which is applicable to all members of the Company, including directors, officers, employees and consultants. The Code of Ethics is available on the Company’s website www.oilsandsquest.com.

The Company has a “whistleblower” policy which provides a procedure for the submission of information by any director, officer, employee or external party relating to possible violations of the code. Mr. Milne is the Director to which such inquiries are made.
All meetings of the Board of Directors begin with disclosure by each Director of any conflicts or potential conflicts to promote and encourage a culture of ethical business conduct. The Board of Directors will take such actions as are reasonably required to resolve such conflicts when identified with a view to the best interests of the Company.
Written descriptions of the roles and responsibilities of the President and Chief Executive Officer, the Executive Chairman and of each Committee Chair have been developed by the Board of Directors.
The Board of Directors provides new directors with the ability to access to background documents of the Company, including corporate records and prior board materials. New members of the Board of Directors are invited to meet with all members of the organization and to attend site visits for orientation as to the nature and operations of the business. All members of the Board of Directors are encouraged to attend relevant industry conferences and to perform due diligence on the Company. Presentations are made regularly to the Board of Directors and Committees to educate and inform them of changes within the Company and in regulatory and industry requirements and standards. Travel and attendance fees related to attendance at relevant industry conferences are paid for by the Company.
Meetings of the Board and Committees
Board of Directors
The Company’s Board of Directors held thirty-three meetings during the Company’s year ended April 30, 2007, and six additional meetings through August 17, 2007. Such meetings consisted of unanimous consent Directors’ minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone. The Company does not have a formal policy with regard to board members’ attendance at annual meetings, but encourages them to attend shareholder meetings. For the most recently completed financial year, there was 100% attendance at each Board of Directors meeting, either by phone or in person. At all regularly-scheduled meetings of the Board of Directors (and at most other meetings of the Board of Directors), the independent directors meet without the presence of the non-independent directors or members of management.
Audit Committee
The Company has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The following persons serve on our audit committee: Ronald Phillips, Thomas Milne and Gordon Tallman. Messrs. Phillips, Milne, and Tallman are each “independent” as that term is defined in Section 121A of the American Stock Exchange listing standards and in Item 407(a) of Regulation S-K. Mr. Milne is the financial expert for the audit committee. See section titled “Management” for information about Mr. Milne’s relevant experience.

The Audit Committee was formed on February 15, 2006. The Audit Committee held six meetings in person or by unanimous written consent during the year ended April 30, 2007. The Audit Committee has held one additional meeting during the current fiscal year. The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.oilsandsquest.com. The Audit Committee oversees the accounting and financial reporting processes of the Company and oversees the audits of the Company’s financial statements.
The following constitutes the report the Audit Committee has made to the Board of Directors and, when read in connection with the Audit Committee Charter, generally describes the functions performed by the Audit Committee:
REPORT OF THE AUDIT COMMITTEE
To the Board of Directors of Oilsands Quest Inc.
Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report on our financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors that, in connection with the financial statements for the year ended April 30, 2007, we have:
•	reviewed and discussed the audited financial statements with management and the independent accountants;

•	discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as modified by SAS 89 and SAS 90; and

•
received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent accountant the accountant’s independence.

Based on the discussions and our review described above, we recommended to the Board of Directors that the audited financial statements for the year ended April 30, 2007 be included in the Company’s Annual Report on Form 10-KSB for the Year Ended April 30, 2007 which is being provided contemporaneously with this Proxy Statement.

Respectfully submitted,
The Audit Committee of Oilsands Quest Inc.
Thomas Milne, Chair
Ronald Phillips, Member
Gordon Tallman, Member
Compensation Committee
The Company’s Compensation Committee consists of: Ronald Phillips (who serves as Chair of the Committee), Gordon Tallman, and Thomas Milne. The Compensation Committee was formed on February 15, 2006. The Compensation Committee held five meetings during the year ended April 30, 2007.
Duties of the Compensation Committee include reviewing and making recommendations regarding compensation of executive officers and determining the need for and the appropriateness of employment agreements for senior executives. This includes the responsibility: (1) to determine, review and approve on an annual basis the corporate goals and objectives with respect to compensation for the senior executives; and (2) to evaluate at least once a year the performance of the senior executives in light of the established goals and objectives and, based upon these evaluations, to determine the annual compensation for each, including salary, bonus, incentive and equity compensation. The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee in its sole discretion deems appropriate. The Compensation Committee may also invite the senior executives and other members of management to participate in their deliberations, or to provide information to the Committee for its consideration with respect to such deliberations, except that: the chief executive officer may not be present for the deliberation of or the voting on compensation for the chief executive officer. The chief executive officer may, however, be present for the deliberation of or the voting on compensation for any other officer.
The Compensation Committee also has the authority and responsibility: (1) to review the fees paid to independent directors for service on the Board of Directors and its committees, and make recommendations to the Board with respect thereto; and (2) to review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board as needed.
Our Compensation Committee’s charter was adopted by the Board of Directors on February 15, 2006. The charter is available on our web site at www.oilsandsquest.com.
The Company has retained Lane Caputo Compensation Inc. to review and advise on both senior executive compensation and compensation for the Board of Directors.
Governance and Nominating Committee
The Company’s Governance and Nominating Committee consists of: Gordon Tallman (who serves as Chair of the Committee), Ronald Phillips and Pamela Wallin. Duties of the Governance and Nominating Committee include oversight of the process by which individuals may be nominated to our Board of Directors. Our Governance and Nominating Committee’s charter was adopted by the Board of Directors on February 15, 2006 and is available on our web site at www.oilsandsquest.com.

The functions performed by the Governance and Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Governance and Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders.
The Governance and Nominating Committee considers nominees proposed by our shareholders. To recommend a prospective nominee for the Governance and Nominating Committee’s consideration, you may submit the candidate’s name by delivering notice in writing to Oilsands Quest Inc., c/o Burns, Figa and Will, P.C., 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111.
A shareholder nomination submitted to the Governance and Nominating Committee must be submitted to the Company by the date mentioned in the most recent proxy statement under the heading “Shareholders Proposals” as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5. The shareholder nomination must include, at a minimum, the following information:
(i).	the name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;

(ii).
the number of shares and description of the Company’s voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;

(iii).
the name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the “Proposed Nominee”) together with information regarding such person’s education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information;

(iv).	information regarding any family relationships of the Proposed Nominee as required by Item 401(d) of SEC Regulation S-K;

(v).
information whether the Proposed Nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K);

(vi).	information regarding the share ownership of the Proposed Nominee required by Item 403 of Regulation S-K;

(vii).	information regarding certain relationships and related party transactions of the Proposed Nominee as required by Item 404 of Regulation S-K; and

(viii).
the signed consent of the Proposed Nominee in which he or she: (a) consents to being nominated as a director of the Company if selected by the nominating committee, (b) states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement, (c) states whether the proposed nominee is “independent” as defined by Section 121A of the American Stock Exchange Company Guide Governance, and (d) attests to the accuracy of the information submitted pursuant to paragraphs (i) through (vii), above.

Although the information may be submitted by fax, e-mail, mail, or courier, the Governance and Nominating Committee must receive the Proposed Nominee’s signed consent, in original form, within ten days of making the nomination.
When the information required above has been received, the Governance and Nominating Committee will evaluate the director nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such Proposed Nominee to fulfill those needs.
The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Governance and Nominating Committee will:
(1)
establish criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board of Directors: leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge, and diversity of viewpoints; and the Governance and Nominating Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of the Company;

(2)
identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership; and

(3)
receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Governance and Nominating Committee and applicable laws.

The Governance and Nominating Committee was formed on April 30, 2004, and held three meetings during the year ended April 30, 2007. It has held one additional meeting during the current fiscal year. On July 24, 2007, by unanimous consent, the Governance and Nominating Committee nominated Ronald Phillips and W. Scott Thompson, then serving as our Class C Directors, to stand for reelection. The Company has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.
Resources and Reserves Committee
The Company’s Resources and Reserves Committee consists of: Messrs. Thompson (Chair), Milne, Phillips, Tallman, Wilson and Ms. Wallin. The Resources and Reserves Committee assists the Board in meeting its responsibilities relating to reporting practices related to resources and reserves of the Company. In doing so, the Resources and Reserves Committee reviews the regulatory requirements for oil and gas reporting and makes recommendations to the Board with respect to those requirements, oversees the selection of independent geological engineers and qualified reserves evaluators that perform the Company’s resource evaluations, and reviews all independent engineering reports. The Committee also reviews all resource reporting and resource related disclosure prior to release by the Company to the public.
Assessments
Following the end of each fiscal year, the Governance and Nominating Committee assesses the effectiveness of the Board as a whole and makes recommendations respecting same. For the most recently ending fiscal year, the Board of Directors undertook to complete surveys wherein they evaluated directors, senior executives, the Committees and the Board as a whole. The subject matter of the surveys is used to assess and improve Board practices.
Shareholder Communication with the Board of Directors
The Company values the views of its shareholders (current and future shareholders, employees and others). Accordingly, the Board of Directors established a system through its Audit Committee to receive, track and respond to communications from shareholders addressed to the Company’s Board of Directors or to its Non-Management Directors. Any shareholder who wishes to communicate with the Board of Directors or the Non-Management Directors may write to:
Thomas Milne
Chair, Audit Committee
c/o Oilsands Quest Inc.
205, 707 - 7th Avenue S.W.
Calgary, AB, Canada T2P 3H6
The chair of the Audit Committee is the Board Communications Designee. He will review all communications and report on the communications to the chair of the Governance and Nominating Committee and the full Board or the Non-Management Directors as appropriate. The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant Board source.

EXECUTIVE COMPENSATION
Compensation and other Benefits of Executive Officers
The following table sets out the compensation recorded for the fiscal years April 30, 2007 and 2006 in respect to each of the individuals who were the Company’s chief executive officer at any time during the last fiscal year and the Company’s most highly compensated executive officers whose total salary and bonus exceeded $100,000 (the “Named Executive Officers”). See section titled “Certain Relationships and Related Transactions”.
SUMMARY COMPENSATION TABLE

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards(5) (6)	Compensation	Earnings	Compensation(3)	Total(4)
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

T. Murray Wilson, Executive Chairman, (Principal Executive	2007	$263,667	$132,712	Nil	$21,427,791	Nil	Nil	$800	$21,824,970
Officer) (1)	2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Christopher H. Hopkins(2) President and Chief	2007	$263,667	Nil	Nil	$5,773,028	Nil	Nil	$820	$6,037,515
Executive Officer	2006	$148,091	Nil	Nil	Nil	Nil	Nil	$1,736	$149,827

Karim Hirji(2)	2007	$219,722	Nil	Nil	$3,092,715	Nil	Nil	$18,103	$3,330,540
Chief Financial Officer	2006	$148,091	Nil	Nil	Nil	Nil	Nil	$1,736	$149,827

Errin Kimball, Vice President,	2007	$219,722	Nil	Nil	$2,975,099	Nil	Nil	$2,071	$3,196,892
Exploration	2006	$189,526	Nil	Nil	Nil	Nil	Nil	$1,985	$191,511

1)	Mr. Wilson became an Officer of the Company on May 1, 2006.

2)
Messrs. Hopkins and Hirji became Officers of OQI on August 14, 2006. Prior thereto, they were employees of OQI Sask from May 1, 2005 to August 14, 2006. Prior thereto, they were consultants to OQI Sask. All compensation paid to them during the disclosed periods has been included.

3)	Premiums paid on an extended health benefits program, automobile allowances or personal use benefits of automobiles are included herein.

4)	All compensation is paid in Canadian Dollars and shown in United States Dollars converted at the average exchange rate for the year indicated ($1.00 US = $1.1378 CDN (2007))

5)
The dollar amount reported in this column is the compensation cost recognized in our 2007 financial statements pursuant to SFAS No.123(R). The Company estimates the fair value of stock options using the Black-Scholes valuation model, consistent with the provisions of SFAS No. 123R. The Black-Scholes valuation model requires the input of highly subjective assumptions, including the option’s expected life and the expected price volatility of the Company’s common stock. The expected stock price volatility assumption was determined using historical volatility of the Company’s common stock.

6)
Amounts include the estimated fair value of options to acquire OQI Sask common shares granted prior to the reorganization of August 14, 2006 by OQI Sask as to $5,067,331 for Mr. Hopkins, $2,622,251 for Mr. Hirji and $2,622,251 for Mr. Kimball.

Material Terms of Employment Contract
T. Murray Wilson
On May 1, 2006, the Company entered into an Executive Employment Agreement with T. Murray Wilson under which Mr. Wilson will receive an annual base salary of $271,076 ($300,000 CDN) and he is eligible to receive an annual bonus up to 200% of his annual base salary (the “Base Salary”). In addition to the Base Salary, Mr. Wilson received: (i) a signing bonus of $87,889 ($100,000 CDN); (ii) a further lump sum of $14,941 ($17,000 CDN) within 30 days of each of the first, second and third months following the execution of the Employment Agreement; and (iii) a stock option agreement entitling Mr. Wilson to receive 4,000,000 shares of the Company’s Common Stock at an exercise price equal to the per-share fair market value on the date of grant and vesting as follows: 1,000,000 on the execution of the Employment Agreement; 1,000,000 upon the conclusion of any amalgamation or other affiliation achieved between the Company and OQI Sask; 1,000,000 upon 12 months completed service; and (iii) 1,000,000 upon 24 months completed service.
According to the severance terms of the Employment Agreement, upon termination of employment by the Company, Mr. Wilson will receive: (i) a lump sum payment equal to the monthly Base Salary (the Annual Base Salary divided by 12) as at the termination date, multiplied by the number of months in the notice period (which is equal to a minimum of 12 months plus one month for each completed year of service); (ii) a further lump sum payment equal to the value of Mr. Wilson’s benefits; (iii) a further lump sum payment equal to the average annual bonus during the term of his employment, divided by 12 and multiplied by the number of months in the notice period; and (iv) accelerated vesting of all unvested stock options granted to Mr. Wilson to the extent such stock options would have vested during the notice period and a period of 90 days from the termination date in which to exercise any unexercised stock options.
Upon a change in control of the Company, Mr. Wilson will be entitled to receive the following compensation: (i) a lump sum payment equal to the monthly Base Salary as at the termination date, multiplied by the number of months in the notice period times 1.5; (ii) a further lump sum payment equal to the value of Mr. Wilson’s benefits times 1.5; (iii) a further lump sum payment equal to the average annual bonus, divided by 12 and multiplied by the number of months in the notice period times 1.5; and (iv) the accelerated vesting of all stock options and other unvested incentive compensation granted to Mr. Wilson to the extent such stock options would have vested during the notice period and a period of 90 days from the termination date in which to exercise any unexercised stock options.
Christopher H. Hopkins
On August 14, 2006, Christopher H. Hopkins entered into an Executive Employment Agreement with the Company, pursuant to which he will receive a base annual salary (referred to as the Base Fee in his agreement) of $271,076 ($300,000 CDN). The executive is entitled to participate in the Company’s long and short term incentive plans (including stock option plans) and bonuses from time to time in amounts and on such terms and conditions as may be determined by the Board of Directors in its sole discretion.

According to the severance terms of the Executive Employment Agreement, upon termination of employment by the Company without cause or upon triggering events or a change in control (all of which are defined in the agreement along with the capitalized terms used in this paragraph), the executive will receive: (i) a lump sum payment equal to the Monthly Base Fee (the Base Fee divided by 12) as at the Termination date, multiplied by the number of months in the Notice Period (which is equal to a minimum of 18 months plus one month for each completed year of service, including years of service with OQI Sask from November 1, 2004); (ii) a further lump sum payment equal to the value of the executive’s benefits, multiplied by the number of months in the Notice Period; and (iii) a further lump sum payment based on the average annual bonus (for the previous three years) paid to the executive, divided by 12 and multiplied by the number of months in the Notice Period. The agreement may also be terminated at any time by the executive, with 60 days notice, in which case the executive is only entitled to payments of salary and benefits through the date of termination.
Karim Hirji
On August 14, 2006, Karim Hirji entered into an Executive Employment Agreement with the Company pursuant to which he will receive a base annual salary (referred to as the Base Fee in his agreement) of $225,897 ($250,000 CDN). The executive is entitled to participate in the Company’s long and short term incentive plans (including stock option plans) and bonuses from time to time in amounts and on such terms and conditions as may be determined by the Board of Directors in its sole discretion. The terms regarding severance and change of control are substantially identical to those described for Mr. Hopkins above.
Errin Kimball
On August 14, 2006, Errin Kimball entered into an Executive Employment Agreement with the Company pursuant to which he will receive a base annual salary (referred to as the Base Fee in his agreement) of $225,897 ($250,000 CDN). The executive is entitled to participate in the Company’s long and short term incentive plans (including stock option plans) and bonuses from time to time in amounts and on such terms and conditions as may be determined by the Board of Directors in its sole discretion. The terms regarding severance and change of control are substantially identical to those described for Mr. Hopkins above.

Material Terms of Option Grants
Options granted to T. Murray Wilson consist of: Stock options received pursuant to Mr. Wilson’s Executive Employment Agreement with the Company, dated May 1, 2006. Of these, Options to purchase 1,000,000 shares vested immediately; Options to purchase 1,000,000 shares vested upon attaining certain reorganization goals of the Company, which occurred on August 14, 2006; Options to purchase 1,000,000 shares vested on May 1, 2007; and Options to purchase 1,000,000 shares vest on May 1, 2008. The exercise price of all the above options was $6.75. These transactions are exempt from Section 16(b) reporting requirements pursuant to Rule 16b- 3(d). In addition, Mr. Wilson was granted 300,000 options at an exercise price of $5.05 and pursuant to the Company’s 2006 Stock Option Plan on August 23, 2006. The options vest either (i) 25% immediately and 25% each year for three years after the date of grant (August 23, 2007, August 23, 2008, and August 23, 2009); or (ii) 100% vesting upon a merger, acquisition, sale or a change in control. On September 27, 2006, Mr. Wilson disposed of 25,000 of these options to the Company. These transactions are exempt from 16(b) reporting requirements pursuant to rule 16b-3(d) and Rule 16b-3(e), respectively. Mr. Wilson was also granted 300,000 bonus options at an exercise price of $5.05 pursuant to the Company’s 2006 Stock Option Plan on August 23, 2006. The options vest either (i) 25% upon a 750 million bitumen in place (“BIP”) barrel count defined as the high resource (P10) estimate of bitumen in place, 50% upon a 1 billion BIP barrel count, 75% upon a 1.25 billion BIP barrel count, and 100% upon a 1.5 billion BIP barrel count, and three years from the date of grant; or (ii) 100% vesting upon a merger, acquisition, sale, or change in control. On September 27, 2006, Mr. Wilson disposed of 25,000 of these options to the Company. These transactions are exempt from 16(b) reporting requirements pursuant to Rule 16b-3(d) and Rule 16b-3(e), respectively.
Options granted to Christopher H. Hopkins consist of: Vested options to acquire 3,292,000 Exchangeable Shares of which 823,000 expire on December 15, 2010 and 2,469,000 expire on May 1, 2011. Mr. Hopkins was additionally granted unvested options to acquire 823,000 Exchangeable Shares vesting 1/3 on May 1, 2007, 1/3 on May 1, 2008, and 1/3 on May 1, 2009, and such options expire on May 1, 2011. Mr. Hopkins was also granted 300,000 options at an exercise price of $5.05 pursuant to the Company’s 2006 Stock Option Plan on August 23, 2006. The options vest either (i) 25% immediately and 25% each year for three years after the date of grant (August 23, 2007, August 23, 2008, and August 23, 2009); or (ii) 100% vesting upon a merger, acquisition, sale or a change in control. This transaction is exempt from 16(b) reporting requirements pursuant to Rule 16b-3(d). In addition, Mr. Hopkins was granted 300,000 options at an exercise price of $5.05 pursuant to the Company’s 2006 Stock Option Plan on August 23, 2006. The options vest either (i) 25% upon a 750 million bitumen in place (“BIP”) barrel count defined as the high resource (P10) estimate of bitumen in place, 50% upon a 1 billion BIP barrel count, 75% upon a 1.25 billion BIP barrel count, and 100% upon a 1.5 billion BIP barrel count, and three years from date of grant; or (ii) 100% vesting upon a merger, acquisition, sale, or change in control. This transaction is exempt from 16(b) reporting requirements pursuant to Rule 16b-3(d).

Options granted to Karim Hirji consist of: Vested options to acquire 1,234,500 Exchangeable Shares. These options expire on May 1, 2011, however, the Exchangeable Shares expire on August 14, 2013. Mr. Hirji was also granted unvested options to acquire 823,000 Exchangeable Shares vesting 1/3 on May 1, 2007, 1/3 on May 1, 2008, and 1/3 on May 1, 2009. These options expire on May 1, 2011. The Exchangeable Shares expire on August 14, 2013. In addition, Mr. Hirji was granted 200,000 options at an exercise price of $5.05 pursuant to the Company’s 2006 Stock Option Plan on August 23, 2006. The options vest either (i) 25% immediately and 25% each year for three years after the date of grant (August 23, 2007, August 23, 2008, and August 23, 2009); or (ii) 100% vesting upon a merger, acquisition, sale or change in control. This transaction is exempt from 16(b) reporting requirements pursuant to Rule 16b-3(d). Mr. Hirji was also granted 200,000 options at an exercise price of $5.05 pursuant to the Company’s 2006 Stock Option Plan on August 23, 2006. The options vest either (i) 25% upon a 750 million bitumen in place (“BIP”) barrel count defined as the high resource (P10) estimate of bitumen in place, 50% upon a 1 billion BIP barrel count, 75% upon a 1.25 billion BIP barrel count, and 100% upon a 1.5 billion BIP barrel count, and three years from date of grant; or (ii) 100% vesting upon a merger, acquisition, sale, or change in control. This transaction is exempt from 16(b) reporting requirements pursuant to Rule 16b-3(d).
Options granted to Errin Kimball consist of: Vested options to acquire 823,000 Exchangeable Shares all of which expire on May 1, 2011. Mr. Kimball was also granted unvested options to acquire 823,000 Exchangeable Shares vesting 1/3 on May 1, 2007, 1/3 on May 1, 2008, and 1/3 on May 1, 2009. These options expire on May 1, 2011. In addition, Mr. Kimball was granted 150,000 options at an exercise price of $5.05 pursuant to the Company’s 2006 Stock Option Plan on August 23, 2006. The options vest either (i) 25% immediately and 25% each year for three years after the date of grant (August 23, 2007, August 23, 2008, and August 23, 2009); or (ii) 100% vesting upon a merger, acquisition, sale or a change in control. This transaction is exempt from 16(b) reporting requirements pursuant to Rule 16b-3(d). Mr. Kimball was also granted 150,000 options at an exercise price of $5.05 pursuant to the Company’s 2006 Stock Option Plan on August 23, 2006. The options vest either (i) 25% upon a 750 million bitumen in place (“BIP”) barrel count defined as the high resource (P10) estimate of bitumen in place, 50% upon a 1 billion BIP barrel count, 75% upon a 1.25 billion BIP barrel count, and 100% upon a 1.5 billion BIP barrel count, and three years from date of grant; or (ii) 100% vesting upon a merger, acquisition, sale, or change in control. This transaction is exempt from 16(b) reporting requirements pursuant to Rule 16b-3(d).

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets out the unexercised stock options, stock granted as bonuses that have not vested, and equity incentive plan awards for each Named Executive Officer outstanding as of the end of our fiscal year:
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards						Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
			Equity					Awards:	Payout
			Incentive Plan					Number of	Value of
			Awards:				Market	Unearned	Unearned
			Number of			Number of	Value of	Shares,	Shares,
	Number of	Number of	Securities			Shares or	Shares or	Units or	Units or
	Securities	Securities	Underlying			Units of	Units of	Other	Other
	Underlying	Underlying	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Unexercised	Unexercised	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	Options (#)	Options (#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

T. Murray Wilson	1,000,000	—	—	$6.75	May 1/11	—	—	—	—
	1,000,000	—	—	$6.75	Aug. 14/11	—	—	—	—
	—	1,000,000	1,000,000	$6.75	May 1/12	—	—	—	—
	—	1,000,000	1,000,000	$6.75	May 1/13	—	—	—	—
	68,750	481,250	481,250	$5.05	Aug. 23/11	—	—	—	—

Christopher H. Hopkins	75,000	525,000	525,000	$5.05	Aug. 23/11	—	—	—	—

Karim Hirji	50,000	350,000	350,000	$5.05	Aug. 23/11	—	—	—	—

Errin Kimball	37,500	262,500	262,500	$5.05	Aug. 23/11	—	—	—	—
In addition to the OQI options held as set out above, the named executives also hold certain options to acquire Exchangeable Shares, which Exchangeable shares are exchangeable into the Company’s common shares, under options granted by OQI Sask prior to the reorganization of August 14, 2006. Each option entitles the holder to 8.23 Exchangeable shares. Details of OQI Sask options held are as follows: Mr. Hopkins holds 200,000 options to acquire OQI Sask common shares at $6.00 CDN which are exercisable and expire as to 100,000 on December 15, 2010 and 100,000 on May 1, 2011, 200,000 options to acquire OQI Sask common shares at $25.00 CDN per share which are exercisable and expire on May 1, 2011, and 100,000 options to acquire OQI Sask common shares at $25.00 CDN per share vesting 1/3 on each of May 1, 2007, May 1, 2008 and May 1, 2009; Mr. Hirji holds 50,000 options to acquire OQI Sask common shares at $6.00 CDN per share which are exercisable and expire on May 1, 2011, 100,000 options to acquire OQI Sask common shares at $25.00 CDN per share which are exercisable and expire on May 1, 2011, and 100,000 options to acquire OQI Sask common shares at $25.00 CDN per share vesting 1/3 on each of May 1, 2007, May 1, 2008 and May 1, 2009; and Mr. Kimball holds 50,000 options to acquire OQI Sask common shares at $6.00 CDN per share which are exercisable and expire on May 1, 2011, 50,000 options to acquire OQI Sask common shares at $25.00 CDN per share which are exercisable and expire on May 1, 2011, and 100,000 options to acquire OQI Sask common shares at $25.00 CDN per share vesting 1/3 on each of May 1, 2007, May 1, 2008 and May 1, 2009.

Compensation of Directors
DIRECTOR COMPENSATION

					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)(1)(5)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Thomas Milne (3)(4)(5)	$60,250	—	$247,205	—	—	—	$307,455

Ronald Phillips (3)(4)(5)	$49,750	—	$1,501,916	—	—	—	$1,551,661

Gordon Tallman	$55,750	—	$235,232	—	—	—	$290,982

W. Scott Thompson (3)(4)(5)	$36,750	—	$259,290	—	—	—	$296,040

Thornton Donaldson (2)	Nil	—	—	—	—	—	Nil

William Timmins (2)(3)(4)(5)	$26,367	—	$11,973	—	—	—	$38,340

Romeo D’Angela (2)	Nil	—	$308,833	—	—	—	$308,833

Roderick Haverslew (2)	Nil	—	$89,703	—	—	—	$89,703

1)
The dollar amount reported in this column is the compensation cost recognized in our 2007 financial statements pursuant to SFAS No.123(R). The Company estimates the fair value of stock options using the Black-Scholes valuation model, consistent with the provisions of SFAS No. 123R. The Black-Scholes valuation model requires the input of highly subjective assumptions, including the option’s expected life and the expected price volatility of the Company’s common stock. The expected stock price volatility assumption was determined using historical volatility of the Company’s common stock.

2)	Messrs. Timmins and Donaldson resigned from the board on May 18, 2006; Messrs. D’Angela and Haverslew resigned from the board on August 14, 2006.

3)
Messrs. Milne, Phillips, Thompson and Timmins were directors of OQI Sask prior to August 14, 2006 and received fees of $6,592 ($7,500 CDN), $4,394 ($5,000 CDN), $4,834 ($5,500 CDN) and $3,516 ($4,000 CDN) respectively during the year ended April 30, 2007 which are not included in the amounts above.

4)
Effective May 1, 2006, the OQI Sask Board of Directors granted Mr. Phillips 50,000 options to acquire OQI Sask common shares at $6.00 CDN per share vesting immediately, and 50,000 options to acquire OQI Sask common shares at $25.00 CDN per share vesting immediately. Messrs. Thompson, Milne and Timmins were granted 50,000 options to acquire OQI Sask common shares at $25.00 CDN per share vesting immediately. All the options granted have a term of five years. As a result of the acquisition of the OQI Sask minority interest by OQI, all options of OQI Sask, when exercised, can be exchanged for a new class of OQI Sask shares called OQI Sask Exchangeable Shares on the basis of 8.23 Exchangeable Shares for each one OQI Sask common share. The Exchangeable Shares are exchangeable at any time on a one-for-one basis, at the option of the holder, for common shares of OQI common stock as described in the audited financial statements.

5)
Amounts include the estimated fair value of options to acquire OQI Sask common shares granted prior to the reorganization of August 14, 2006 by OQI Sask as to $11,973 for Mr. Milne, $1,266,684 for Mr. Phillips, $24,058 for Mr. Thompson, and $11,973 for Mr. Timmins.

Prior to September 12, 2006, the Company did not have any standard arrangements pursuant to which the Company’s directors were compensated for services as directors. The following director compensation was put in place effective September 12, 2006.
The non-management directors of OQI are paid the following fees: (i) a retainer of $2,000 per month ($24,000 annually); (ii) a fee of $1,000 for board meetings attended by a director in person or by phone, but not by proxy; (iii) an annual fee of $5,000 for the chairman of any committee of the board of directors; and (iv) a fee of $1,000 for committee meetings attended by a committee member in person or by phone, but not by proxy. The non-management directors of the Company may also be compensated with stock options. No pension or retirement benefit plan has been instituted by the Company and none is proposed at this time. There is no arrangement for compensation with respect to termination of the directors in the event of change of control of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS
Pannell Kerr Forster (“PKF”) serves as our independent registered public accounting firm.
Audit Fees.
Our principal accountant, PKF, billed us aggregate fees in the amount of approximately $50,536 for the fiscal year ended April 30, 2007 and approximately $50,186 for the fiscal year ended April 30, 2006. These amounts were billed for professional services that PKF provided for the audit of our annual financial statements and the review of the financial statements included in our report on 10-KSB.
Audit-Related Fees.
PKF billed us aggregate fees in the amount of $87,885 for the fiscal year ended April 30, 2007 and $48,836 for the fiscal year ended April 30, 2006 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.
Tax Fees.
PKF billed us $nil for tax compliance for the fiscal year ended April 30, 2007 and $3,100 for the fiscal year ended April 30, 2006. During the fiscal years ended April 30, 2007 and 2006 PKF did not provide any tax advice.
All Other Fees,
PKF billed us $nil in other fees for the fiscal year ended April 30, 2007 and $1,940 for the fiscal year ended April 30, 2006 for other fees. Our principal accountant (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.
Audit Committee’s Pre-Approval Practice
Section 10A(i) of the Exchange Act prohibits our auditors from performing audit services for us as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board of Directors, or unless the services meet certain de minimis standards. The Audit Committee’s charter (adopted February 15, 2006) provides that the Audit Committee must:
•
Preapprove all audit services that the auditor may provide to us or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by §10A(i)(1)(A) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002).

•
Preapprove all non-audit services (other than certain de minimis services described in §10A(i)(1)(B) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002)) that the auditors propose to provide to us or any of our subsidiaries.

The Audit Committee considers at each of its meetings whether to approve any audit services or non-audit services. In some cases, management may present the request; in other cases, the auditors may present the request.
PROPOSAL ONE
ELECTION OF CLASS C DIRECTORS
The Board of Directors is nominating the two current Class C Directors for reelection to serve a three year term until the annual meeting in 2010, or each until their successors are duly elected or appointed or until their earlier death, resignation or removal.
Nominees for Election of Class C Directors
The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the two nominees for Class C director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Ronald Phillips and W. Scott Thompson will each hold office a term of three years, until their successors are duly elected or appointed or until their earlier death, resignation or removal.
The Board of Directors recommends a vote “FOR” the election of Messrs. Phillips and Thompson. Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board of Directors’ slate of nominees. Neither management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director.
ANNUAL REPORT TO SHAREHOLDERS
Included with this Proxy Statement is the Company’s 2007 Annual Report on Form 10-KSB for the year ended April 30, 2007.
OTHER MATTERS
Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
Only one Notice of Internet Availability of Proxy Materials, and if applicable, a single set of proxy materials, is being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon the written or oral request of a shareholder, we will deliver promptly a separate copy of the Notice, and if applicable, a separate copy of the proxy materials, to shareholders at a shared address to which a single copy was delivered. Shareholders desiring to receive a separate copy in the future may contact us by mail at 205, 707 - 7th Avenue S.W., Calgary, Alberta, Canada T2P 3H6 or by telephone (403) 263-1623. Shareholders who share an address but are receiving multiple copies of the Notice or proxy materials may contact us by mail at 205, 707 - 7th Avenue S.W., Calgary, Alberta, Canada T2P 3H6 or by telephone (403) 263-1623 to request that a single copy be delivered.
SHAREHOLDER PROPOSALS
Oilsands Quest Inc. expects to hold its next annual meeting of shareholders in October 2008. Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to Oilsands Quest Inc. Attention: Corporate Secretary, 205, 707 - 7th Avenue S.W., Calgary, Alberta, Canada T2P 3H6 and we must receive the proposals by May 17, 2008. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After May 17, 2008, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.
BY ORDER OF THE BOARD OF DIRECTORS:
OILSANDS QUEST INC.
T. Murray Wilson, Executive Chairman
Christopher H. Hopkins, President and Chief Executive Officer

OILSANDS QUEST INC.
205, 707-7TH AVENUE S.W.
CALGARY, AB T2P 3H6
CANADA
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Oilsands Quest Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Oilsands Quest Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	OILSN1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
OILSANDS QUEST INC.
PROPOSAL ONE — ELECTION OF CLASS C DIRECTORS

1.	To elect the following two persons as Class C directors to hold office until the 2010 annual meeting of shareholders or until their successors have been elected and qualified:	For All ☐	Withhold All ☐	For All Except ☐

01) Ronald Phillips
02) W. Scott Thompson
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

OILSANDS QUEST INC.
PROXY CARD
The Annual Meeting of Shareholders of Oilsands Quest Inc. will be held at The Metropolitan Conference Centre, Strand/Tivoli Room, 333-4th Avenue S.W., Calgary, Alberta, Canada T2P 0H9 on Wednesday, October 17, 2007, at 3 p.m. local time, for the purpose stated on the reverse side. The undersigned shareholder hereby appoints T. Murray Wilson and Christopher H. Hopkins, or either of them, as proxies and hereby authorizes them to represent and to vote as designated on the reverse side all of the shares of Common Stock of Oilsands Quest Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE. IF ANY OTHER MATTER IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN THE BEST JUDGMENT OF THE PROXIES.